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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 25, 2016

GSI Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33387 (Commission File No.)	77-0398779 (I.R.S. Employer Identification No.)

1213 Elko Drive
Sunnyvale, California 94089
(Address of principal executive offices)

Registrant's telephone number, including area code:
 (408) 331-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

        This Current Report on Form 8-K/A supplements the information reported in the Current Report on Form 8-K of GSI Technology, Inc. (the "Company") filed with the Securities and Exchange Commission on August 26, 2016.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        (e)   On August 25, 2016, the Company held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders approved the 2016 Equity Incentive Plan (the "2016 Plan"). The Board of Directors of the Company adopted the 2016 Plan on June 28, 2016, subject to stockholder approval.

        The 2016 Plan authorizes the Compensation Committee of the Company's Board of Directors to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units, other stock-based awards and cash-based awards. The Company is authorized to issue 6,000,000 shares (subject to adjustment in the event of stock splits and other similar events) of its common stock pursuant to the 2016 Plan.

        The foregoing summary of the 2016 Plan is qualified in its entirety by reference to the detailed summary of the 2016 Plan set forth in the section "Proposal No. 4 Approval of 2016 Equity Incentive Plan" in the Company's Proxy Statement filed with the Securities and Exchange Commission on July 22, 2016 and to the full text of the 2016 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

        At the Annual Meeting, the matters set forth below were submitted to a vote of the Company's stockholders. The final tally of shares voted for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

1.
The Company's stockholders elected the following seven persons to serve on the Company's Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, with the votes cast as follows:

Director Nominees	For	Withheld	Broker Non-Vote
Jack A. Bradley	11,111,616	1,212,146	3,657,780
E. Thomas Hart	10,119,914	2,203,848	3,657,780
Haydn Hsieh	10,110,951	2,212,811	3,657,780
Ruey L. Lu	10,112,944	2,210,818	3,657,780
Lee-Lean Shu	11,101,733	1,222,029	3,657,780
Arthur O. Whipple	11,111,666	1,212,096	3,657,780
Robert Yau	11,104,733	1,219,029	3,657,780
2.
The Company's stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2017, with the votes cast as follows:

Votes For:	15,040,604
Votes Against:	865,301
Abstentions:	75,637

3.
The Company's stockholders approved an advisory (non-binding) resolution regarding the fiscal 2016 compensation of the executive officers named in the Summary Compensation Table, as disclosed in the Company's proxy statement for the annual meeting, with the votes cast as follows:

Votes For:	11,182,710
Votes Against:	1,132,377
Abstentions:	8,675
Broker Non-Vote:	3,675,780
4.
The Company's stockholders approved the Company's 2016 Equity Incentive Plan (including, without limitation, certain material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code, as amended), with the votes cast as follows:

Votes For:	8,321,547
Votes Against:	3,999,200
Abstentions:	3,015
Broker Non-Vote:	3,657,780

Item 9.01    Financial Statements and Exhibits

(d)
Exhibits

10.1	GSI Technology, Inc. 2016 Equity Incentive Plan

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2016

GSI Technology, Inc.
By:	/s/ Douglas M. Schirle Douglas M. Schirle Chief Financial Officer

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EXPLANATORY NOTE
  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
  Item 5.07 Submission of Matters to a Vote of Security Holders.
  Item 9.01 Financial Statements and Exhibits
SIGNATURES